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                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 12, 2000 relating to the consolidated financial statements of E Com Ventures, Inc. (formerly Perfumania, Inc.), which appears in E Com Ventures, Inc.'s Annual Report on Form 10-K for the year ended January 29, 2000.


/s/ PricewaterhouseCoopers LLP
Miami, Florida
September 26, 2001